Monthly Operating Report JUDGE: UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: November 2016 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: ORIGINAL SIGNATURE OF RESPONSIBLE PARTY PRINTED NAME OF RESPONSIBLE PARTY PREPARER: ORIGINAL SIGNATURE OF PREPARER PRINTED NAME OF PREPARER Harlin D. Hale ACCRUAL BASIS CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 DATE /s/ David Lancelot Chief Restructuring Officer TITLE David Lancelot 12/30/2016 DATE /s/ Craig Eastwood Controller TITLE Craig Eastwood 12/30/2016

GENERAL NOTES: • This Monthly Operating Report (the “MOR”) has been filed on a deconsolidated basis for Erickson Incorporated (7561); EAC Acquisition Corporation (3733); Erickson Helicopters, Inc. (5052); Erickson Transport, Inc. (9162); Evergreen Helicopters International, Inc. (1311); Evergreen Equity, Inc. (9209); and Evergreen Unmanned Systems, Inc. (3961) (collectively, the “Debtors”). The Debtors do not maintain separate financial books and records for Debtors EAC Acquisition Corporation, Erickson Transport, Inc., Evergreen Helicopters International, Inc., Evergreen Equity, Inc., and Evergreen Unmanned Systems, Inc. Financial activity for all Debtors, including all disbursements made by the Debtors, is aggregated and reported in the books and records of Erickson Incorporated and Erickson Helicopters, Inc. The Debtors have reported information in the MOR as it is maintained in their books and records. On November 8, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-34393. • The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers limited time periods, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with U.S. generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter and otherwise different from those required in the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or in its report pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results. • The Debtors use a centralized cash management system. See the Cash Management motion filed on November 9, 2016 [Docket No. 008] for a full description of the Debtors’ cash management system. • For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On December 14, 2016, the Debtors filed their Schedules of Assets and Liabilities and the Statement of Financial Affairs (the “Statements and Schedules”). As described in the global notes to the Statements and Schedules and above, the Debtors do not maintain separate financial books and records for certain Debtors. Information is reported in the MOR as it is maintained in the Debtors’ books and records, consistent with the Statements and Schedules.

• As noted in the global notes to the Statements and Schedules, Schedule AB information is based largely on the Debtors’ October 31, 2016 trial balance. The Debtors have reported the ‘Schedule Amount’ in the MOR based on the Debtors’ October 31, 2016 trial balance, however variances between the Statements and Schedules and the MOR may exist. These variances are on account of, among other things: recategorization of certain assets to more closely match Schedule AB questions, and listing of certain values as ‘undetermined’ in Schedule AB and at book value in the MOR (e.g. IP, Goodwill, etc). • The MOR is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance: o The financial statements are unaudited and will not be subject to audit or review by the Debtors’ external auditors at any time in the future and are subject to change. o The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period. o Certain items presented in this MOR are not fully known or under research and may be accounted for differently in future monthly reports. Please note:  Prepetition liabilities could materially increase in the future, on account of, among others, potential rejection of certain aircraft and non-craft leases.  As previously disclosed in an 8-K filed on November 9th, 2016, the Company advised investors not to rely on previously issued consolidated financial statements for the years ended December 31, 2015 and 2014 and its quarterly financial information for each of the quarterly and year-to-date periods ended March 31, June 30, and September 30, for the years 2015 and 2014, and the quarterly and year-to- date periods ended March 31 and June 30, 2016, because of certain errors within the financial statements. In the 8-K, the Company disclosed that it had discovered an estimated $13.8 million understatement of current liabilities and return-to-service expense as the net cumulative effect of these errors through June 30, 2016. The Monthly Operating Reports being filed during bankruptcy will not include the full amount of the Company’s Return-to-Service liability, primarily due to changes in the status of many of the leases and related leased aircraft in question. o The MOR does not include explanatory footnotes such as disclosures required under GAAP. o The MOR is not presented in GAAP-based SEC reporting format.

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	Erickson Incorporated, et al.
CASE NUMBER:	16-34393

See Attached Rider

COMPARATIVE BALANCE SHEET

	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS				
1. UNRESTRICTED CASH				
2. RESTRICTED CASH				
3. TOTAL CASH	$0	$0	$0	$0
4. ACCOUNTS RECEIVABLE (NET)				
5. INVENTORY				
6. NOTES RECEIVABLE				
7. PREPAID EXPENSES				
8. OTHER (ATTACH LIST)				
9. TOTAL CURRENT ASSETS	$0	$0	$0	$0
10. PROPERTY, PLANT & EQUIPMENT				
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION				
12. NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13. DUE FROM INSIDERS				
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15. OTHER (ATTACH LIST)				
16. **TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES				
17. ACCOUNTS PAYABLE				
18. TAXES PAYABLE				
19. NOTES PAYABLE				
20. PROFESSIONAL FEES				
21. SECURED DEBT				
22. OTHER (ATTACH LIST)				
23. TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES				
24. SECURED DEBT				
25. PRIORITY DEBT				
26. UNSECURED DEBT				
27. OTHER (ATTACH LIST)				
28. TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29. **TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY				
30. PREPETITION OWNERS' EQUITY				
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33. TOTAL EQUITY		$0	$0	$0
34. **TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

Erickson Incorporated, et al.
Case Number: 16-34393
Comparative Balance Sheet

Monthly Operating Report
Accrual Basis-1 (pg 1 of 3)
11/30/2016

	EAC		EHI	
	Schedule Amount	**11/30/2016**	**Schedule Amount**	**11/30/2016**
Assets				
1. Unrestricted Cash	1,139,095	3,322,354	294,824	182,360
2. Restricted Cash	-	-	-	-
3. Total Cash	1,139,095	3,322,354	294,824	182,360
4. Accounts Receivable	23,365,972	23,247,543	17,312,527	17,206,192
5. Inventory [1]	-	-	-	-
6. Notes Receivable [2]	310,470,056	310,470,056	-	-
7. Prepaid Expenses	4,995,783	5,201,848	1,565,262	1,480,562
8. Other (Attach List)	1,507,108	1,522,854	252,444	252,444
9. Total Current Assets	340,338,919	340,442,301	19,130,233	18,939,198
10. Property Plant and Equipment	40,457,975	37,923,364	6,975,211	6,912,529
11. Less: Accumulated Depreciation/Depletion	(23,338,252)	(23,000,461)	(2,680,714)	(2,766,788)
12. Net Property, Plant and Equipment	17,119,723	14,922,903	4,294,497	4,145,741
13. Due From Insiders	-	-	-	-
14. Other Assets - Net of Amortization	99,990,462	98,676,876	44,699,196	57,850,063
15. Other (Attach Lists)	129,329,347	128,065,314	224,737,325	226,615,668
16. Total Assets	587,917,546	585,429,748	293,156,075	307,733,029
Postpetition Liabilities				
17. Accounts Payable		795,683		3,717,764
18. Taxes Payable [3]		-		-
19. Notes Payable		-		-
20. Professional Fees		15,900		-
21. Secured Debt [4]		-		-
22. Other (Attach List)		37,437,809		11,848,158
23. Total Postpetition Liabilities		38,249,392		15,565,922
Prepetition Liabilities [5]				
24. Secured Debt [6, 7]	470,829,818	450,980,996	-	-
25. Priority Debt	-	-	-	-
26. Unsecured Debt	18,610,303	18,630,758	3,752,777	3,720,731
27. Other (Attach List)	46,427,130	39,189,532	24,741,892	21,219,478
28. Total Prepetition Liabilities	535,867,251	508,801,287	28,494,669	24,940,209
29. Total Liabilities	535,867,251	547,050,678	28,494,669	40,506,131
Equity				
30. Prepetition Owners' Equity [8]	52,050,295	45,114,266	264,661,406	264,991,485
31. Postpetition Cumulative Profit or (Loss)	-	(6,509,380)	-	2,235,413
32. Direct Charges to Equity (Attach Explanation)	-	(225,816)	-	-
33. Total Equity	52,050,295	38,379,070	264,661,406	267,226,898
34. Total Liabilities & Owners' Equity	587,917,546	585,429,748	293,156,075	307,733,029

[1] Note that inventory is classified as a Long Term Asset on the company's books, as such it has been included in line 15 'Other' assets

[2] The Note Receivable balance relates to Investments in Subsidiary companies.

[3] The Taxes Payable balance (as reported in Accrual Basis-4) is incorporated in the Debtors' books and records as part of the sub schedule for line 22 'Other' liabilities as Accrued Payroll and Related Taxes.

[4] The unpaid Postpetition Lease balance from Accrual Basis-6 is captured as part of the Accounts Payable balance.

[5] Creditors may have claims against multiple legal entities.

[6] As of 11/30/2016, the Secured Debt consists of $349M in Bonds Payable net of debt issuance costs, $101.7M in Asset Based Revolving Debt net of debt issuance costs and $115.8k in financed furniture.

[7] As more fully described in the First Day Declaration of David Lancelot [Docket No. 038], Erickson, Incorporated is the borrower and issuer under the First Lien Credit Facility and Second Priority Notes, Erickson Helicopters, Inc. is a borrower under the First Lien Credit Facility, and the remaining Debtors are guarantors under both the First Lien Credit Facility and the Second Priority Notes.

[8] The Change in Prepetition Owners' Equity between 10/31/2016 and 11/8/2016 is a result of prepetition business operations.

Erickson Incorporated, et al. Monthly Operating Report Case Number: 16-34393 Accrual Basis-1 (pg 2 of 3) Comparative Balance Sheet 11/30/2016 8. Other Current Assets Schedule Amount 11/30/2016 Schedule Amount 11/30/2016 Other Current Assets 1. Income Tax Receivable 1,255,471 1,271,217 252,444 252,444 2. Costs in Excess of Billings - - - - 3. Deferred Tax Assets (Current) 251,637 251,637 - - 4 Total Other Current Assets 1,507,108 1,522,854 252,444 252,444 15. Other LT Assets Schedule Amount 11/30/2016 Schedule Amount 11/30/2016 Other LT Assets 1. Assets Held for Sale 1,500,000 1,500,000 4,510,411 4,510,411 2. Goodwill and Other Intangible Assets 2,205,093 2,205,093 172,327,289 172,148,585 3. Allowance for Doubtful Accounts - LT (4,815,811) (4,815,811) - - 4. Deposits - LT 1,272,762 1,576,014 7,859,306 8,342,274 5. Other noncurrent assets 40,444 39,503 9,634 8,422 6. Other Assets Forward Contracts - - - - 7. Noncurrent Accounts Receivable 4,845,459 4,704,741 - - 8. Inventory Prepaid - - 10,000 10,000 9. Notes Receivable - EIA Working Capital Adj - - - - 10. Notes Receivable - EIA Working Capital Adj - discount - - - - 11. Investments - SIMA - - - - 12. Investments - Layang Layang - - - - 13. Reserve - Investment Layang Layang - - - - 14. Investments - COMAI - - - - 15. Deferred Tax Assets - Non Current 228,792 228,792 0 0 16. Aircraft Support Parts 124,052,608 122,626,981 40,020,686 41,595,975 17. Total Other LT Assets 129,329,347 128,065,314 224,737,325 226,615,668 22. Other Postpetition Liabilities Schedule Amount 11/30/2016 Schedule Amount 11/30/2016 Other Postpetition Liabilities 1. Accrued Payroll and Related Taxes 5,099.36 5,583,922 10.17 12,184 2. Customer Advance Payments - - - - 3. Accrued Interest 15,934.65 2,232,239 47.75 37,873 4. Forward Contracts 112.52 56,093 - - 5. Return to Service Liability - - 900.00 - 6. Deferred Revenue 627.27 278,240 - 595,400 7. Mobilization Expense Accrual 1,520.65 (48,081) 75.00 - 8. Venue Expense Accrual 88.20 260,004 - - 9. Other Accrued Liabilities 10,621.81 1,134,633 4,860.60 63,474 10. Intercompany (14,368.65) (10,209,752) (4,636.14) 11,139,167 11. Deferred Tax Liability 2,024.46 - - - 12. Other LT Liabilities 10,454.53 260,147 7,275.12 60 13. Uncertain Tax Position 1,171.99 - - - 14. Debtor in Possession Financing 37,890,364 - - Other Postpetition Liabilities 33,286.79 37,437,809 8,532.50 11,848,158 EAC EHI EAC EHI EAC EHI

Erickson Incorporated, et al.
Case Number: 16-34393
Comparative Balance Sheet

Monthly Operating Report
Accrual Basis-1 (pg 3 of 3)
11/30/2016

27. Other Prepetition Liabilities

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Other Prepetition Liabilities				
1. Accounts Payable [1]	13,004,006	10,395,759	16,209,390	15,478,157
2. Taxes Payable	63,836	63,836	-	-
3. Notes Payable	-	-	-	-
4. Professional Fees	72,495	57,915	-	-
5. Accrued Payroll and Related Taxes	5,099,356	-	10,173	-
6. Customer Advance Payments	-	-	-	-
7. Accrued Interest	15,934,652	15,840,681	47,751	-
8. Forward Contracts	112,520	-	-	-
9. Return to Service Liability	-	-	900,000	900,000
10. Deferred Revenue	627,266	627,266	-	-
11. Mobilization Expense Accrual	1,520,651	1,519,001	75,000	75,000
12. Venue Expense Accrual	88,199	20,128	-	-
13. Other Accrued Liabilities	10,621,812	10,995,105	4,860,599	4,771,319
14. Intercompany	(14,368,650)	(12,790,110)	(4,636,144)	(6,967,598)
15. Deferred Tax Liability	2,024,465	2,024,465	-	-
16. Other LT Liabilities	10,454,534	9,263,497	7,275,123	6,962,600
17. Uncertain Tax Position	1,171,988	1,171,988	-	-
Other Prepetition Liabilities	46,427,130	39,189,532	24,741,892	21,219,478

[1] This balance may fluctuate due to the receipt of additional prepetition invoices as well as the matching of payments made versus goods received.

32. Direct Charges to Equity

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Direct Charges to Equity				
Cumulative Translation Adjustment		(233,550)		-
Additional Paid In Capital		7,734		-
		(225,816)		-

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	Erickson Incorporated, et al.
CASE NUMBER:	16-34393

See Attached Rider

INCOME STATEMENT	MONTH	MONTH	MONTH	MONTH
REVENUES				
1. GROSS REVENUES				
2. LESS: RETURNS & DISCOUNTS				
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD				
4. MATERIAL				
5. DIRECT LABOR				
6. DIRECT OVERHEAD				
7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES				
9. OFFICER / INSIDER COMPENSATION				
10. SELLING & MARKETING				
11. GENERAL & ADMINISTRATIVE				
12. RENT & LEASE				
13. OTHER (ATTACH LIST)				
14. TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES				
16. NON-OPERATING INCOME (ATTACH LIST)				
17. NON-OPERATING EXPENSE (ATTACH LIST)				
18. INTEREST EXPENSE				
19. DEPRECIATION / DEPLETION				
20. AMORTIZATION				
21. OTHER (ATTACH LIST)				
22. NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES				
23. PROFESSIONAL FEES				
24. U.S. TRUSTEE FEES				
25. OTHER (ATTACH LIST)				
26. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27. INCOME TAX				
28. NET PROFIT (LOSS)	$0	$0	$0	$0

Erickson Incorporated, et al.
Case Number: 16-34393
Income Statement

Monthly Operating Report
Accrual Basis-2 (pg 1 of 3)
11/30/2016

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Revenues				
1. Gross Revenues	10,339,499	5,540,925	7,860,235	6,109,897
2. Less: Returns & Discounts	(73,924)	(23,427)	(155,158)	(906,110)
3. Net Revenue	10,265,575	5,517,498	7,705,077	5,203,787
4. Material [1]	-	-	-	-
5. Direct Labor [1]	-	-	-	-
6. Direct Overhead [1]	-	-	-	-
7. Total Cost of Goods Sold [1]	-	-	-	-
8. Gross Profit	10,265,575	5,517,498	7,705,077	5,203,787
Operating Expenses				
9. Officer / Insider Compensation	-	-	-	-
10. Selling & Marketing	-	-	-	-
11. General & Administrative	1,268,366	541,019	18	-
12. Rent & Lease	233,906	180,238	684,731	381,657
13. Other (Attach List)	11,624,397	7,439,363	7,712,379	2,558,455
14. Total Operating Expenses	13,126,668	8,160,620	8,397,128	2,940,112
15. Income Before Non-Operating Income & Expense	(2,861,093)	(2,643,122)	(692,051)	2,263,675
Other Income & Expenses				
16. Non-Operating Income (Attach List)	-	-	-	-
17. Non-Operating Expense (Attach List)	294,434	334,587	(1,240)	488
18. Interest Expense	3,407,901	2,559,182	38,199	27,774
19. Depreciation / Depletion	Included within Other Operating			
20. Amortization	Included within Other Operating			
21. Other (Attach List)	1,487,855	772,490	4,748	-
22. Net Other Income & Expenses	5,190,189	3,666,259	41,708	28,262
Reorganization Expenses				
23. Professional Fees [2]	624,394	2,481,587	-	-
24. U.S. Trustee Fees	-	-	-	-
25. Other (Attach List)	678,726	-	-	-
26. Total Reorganization Expenses	1,303,120	2,481,587	-	-
27. Income Tax	-	-	-	-
28. Net Profit (Loss)	(9,354,402)	(8,790,967)	(733,758)	2,235,413

[1] Note the company does not classify any activity as Cost of Goods sold as product sales are considered ancillary to the business. Expenses have been included within the Operating section.

[2] Reflects professional fees accrued from 11/9/2016 - 12/2/2016 per the Debtors' DIP budget.

Erickson Incorporated, et al.
Case Number: 16-34393
Income Statement

Monthly Operating Report
Accrual Basis-2 (pg 2 of 3)
11/30/2016

13. Other

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Other Operating Expenses				
1. Salaries Wages and Benefits (Operations)	5,241,749	3,852,553	(110,518)	(57,618)
2. Mobilization / Freight Costs	401,687	737,530	79,482	62,657
3. Aircraft Fuel	159,750	52,601	61,804	30,030
4. Infrastructure Costs	1,982,749	796,094	2,000,969	1,379,646
5. Maintenance	312,298	423,559	703,442	367,217
6. Depreciation	933,482	631,702	638,285	470,223
7. Amortization	861,007	472,555	619,932	310,085
8. Insurance	379,898	178,127	-	(119,872)
9. E&O/Scrap	35,287	5,220	54,770	(111)
10. Cost of Aircraft Sold	-	7,229	460	24
11. R&D	40,493	(8,033)	-	-
12. Impairment of Goodwill/Other Assets	-	-	562,053	-
13. Cease Use Cost on Idle Aircraft	-	-	3,000,087	9,728
14. Other Operating - Aerial	294,431	234,387	166,451	(1,744)
15. Other Operating - MRO	(336,125)	(510,582)	(157,613)	(15,608)
16. Other Operating Corporate	2,620,811	766,423	92,776	123,797
17. Reorganization Fees - Reclassed from Operating	(1,303,120)	(200,000)	-	-
Total Other Operating Expenses	11,624,397	7,439,363	7,712,379	2,558,455

16. Other Non Operating Income

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Other Non Operating Income				
1. Interest Income	-	-	-	-
Total Other Income	-	-	-	-

17. Other Non Operating Expense

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Other Non Operating Expense				
1. Realized Foreign Exchange (Gain)/Loss	(1,538)	-	(1,240)	488
2. Unrealized MTM on Fx	19,980	119,814	-	-
3. Amortization of Debt Issuance	275,992	214,773	-	-
Total Other Expense	294,434	334,587	(1,240)	488

21. Other Income and Expenses

	EAC		EHI	
	Schedule Amount	11/30/2016	Schedule Amount	11/30/2016
Other Non Operating Expense				
1. Other Income	(29,870)	(19,350)	-	-
2. Other Expense	1,517,725	791,839	4,748	-
Total Other Expense	1,487,855	772,490	4,748	-

Erickson Incorporated, et al. Monthly Operating Report Case Number: 16-34393 Accrual Basis-2 (pg 3 of 3) Income Statement 11/30/2016 25. Other Reorganization Fees Schedule Amount 11/30/2016 Schedule Amount 11/30/2016 Other Reorganization Fees 1. Legal Expenses 678,726 - - - 2. Audit/Accounting - - - - 3. Other - - - - Total Other Expense 678,726 - - - EAC EHI

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	Erickson Incorporated, et al.
CASE NUMBER:	16-34393

See Attached Rider

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	QUARTER
1. CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS				
2. CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				$0
4. POSTPETITION				$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				$0
7. SALE OF ASSETS				$0
8. OTHER (ATTACH LIST)				$0
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS				
12. NET PAYROLL				$0
13. PAYROLL TAXES PAID				$0
14. SALES, USE & OTHER TAXES PAID				$0
15. SECURED / RENTAL / LEASES				$0
16. UTILITIES				$0
17. INSURANCE				$0
18. INVENTORY PURCHASES				$0
19. VEHICLE EXPENSES				$0
20. TRAVEL				$0
21. ENTERTAINMENT				$0
22. REPAIRS & MAINTENANCE				$0
23. SUPPLIES				$0
24. ADVERTISING				$0
25. OTHER (ATTACH LIST)				$0
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES				$0
28. U.S. TRUSTEE FEES				$0
29. OTHER (ATTACH LIST)				$0
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH - END OF MONTH	$0	$0	$0

Erickson Incorporated, et al.	
Case Number: 16-34393	
Cash Flow Statement	

Monthly Operating Report
Accrual Basis-3
11/30/2016

	11/9/16 - 11/30/16	
	EAC	**EHI**
Total Cash Receipts [1]	**5,045,133**	**3,568,008**
Disbursements		
Employee Benefits and Other	631,430	-
Debt Service [2]	1,228,980	-
Freight and Fuel	1,047,230	71,071
Capex	13,673,153	-
Insurance	348,129	-
Other Operating Expenses	1,227,959	744,220
Payroll	2,833,842	9,206
Physical Goods	1,105,128	232,595
Total Disbursements	**22,095,851**	**1,057,091**
Net Cash Flow	**(17,050,718)**	**2,510,917**
CASH RECONCILIATION:		
Beginning Cash [3]	591,453	231,928
Net Financing Proceeds from DIP Facilities [4]	23,000,000	-
Total Cash Disbursements [5]	(21,048,621)	(986,020)
Other [6]	779,522	936,453
Closing Balance	**3,322,354**	**182,360**

[1] Cash collections are swept daily to the pre-petition DIP ABL Loan and do not typically impact ending cash balances.

[2] Debt Service charges are applied directly to the post-petition DIP Revolving Facility and do not reflect cash transactions.

[3] Beginning cash is as of 11/9/2016, which varies from Accrual Basis-1 Scheduled Total Cash amount that is as of 10/31/2016.

[4] Reflects net operating cash proceeds from the DIP Term Facility and DIP Revolving Facility.

[5] Excludes non-cash disbursements charged directly to the DIP Revolving Facility.

[6] Includes cash collections on November 30th held in the depository account not yet swept to DIP Revolving Facility, differences between bank and book cash, and intercompany book transfers between the Debtors.

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	Erickson Incorporated, et al.
CASE NUMBER:	16-34393

See Attached Rider

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1. 0-30				
2. 31-60				
3. 61-90				
4. 91+				
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE				
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: November 2016

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL					$0
2. STATE					$0
3. LOCAL					$0
4. OTHER (ATTACH LIST)					$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6. ACCOUNTS PAYABLE					$0

STATUS OF POSTPETITION TAXES MONTH: November 2016

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$0
2. FICA-EMPLOYEE				$0
3. FICA-EMPLOYER				$0
4. UNEMPLOYMENT				$0
5. INCOME				$0
6. OTHER (ATTACH LIST)				$0
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL				
8. WITHHOLDING				$0
9. SALES				$0
10. EXCISE				$0
11. UNEMPLOYMENT				$0
12. REAL PROPERTY				$0
13. PERSONAL PROPERTY				$0
14. OTHER (ATTACH LIST)				$0
15. TOTAL STATE & LOCAL	$0	$0	$0	$0
16. TOTAL TAXES	$0	$0	$0	$0

Erickson Incorporated, et al.
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-4
11/30/2016

Accounts Receivable

	EAC		EHI	
Accounts Receivable Aging	**Schedule Amount**	**11/30/2016**	**Schedule Amount**	**11/30/2016**
1. 0-30	15,320,748	18,264,969	7,944,369	15,960,655
2. 31-60	1,288,748	2,190,489	338,122	253,419
3. 61-90	1,309,877	541,166	17,802	247,472
4. 91+	455,953	1,174,390	(14,487)	3,085
5. Total Accounts Receivable	18,375,326	22,171,014	8,285,806	16,464,631
6. Amount Considered uncollectible	(901,659)	(821,692)	(490,922)	(7,922)
7. Accounts Receivable Net	17,473,668	21,349,323	7,794,884	16,456,708
Other Accounts Receivable	5,892,304	1,898,220	9,517,643	749,483
Total AR	23,365,972	23,247,543	17,312,527	17,206,192

Aging of Postpetition Taxes and Payables

TAXES PAYABLE	**0-30 DAYS**	**31-60 DAYS**	**61-90 DAYS**	**91+ DAYS**	**TOTAL**
1. FEDERAL	111,163	-	-	-	111,163
2. STATE	5,853	-	-	-	5,853
3. LOCAL	-	-	-	-	-
4. OTHER (ATTACHED LIST)	-	-	-	-	-
5. TOTAL TAXES PAYABLE	117,016	-	-	-	117,016
6. ACCOUNTS PAYABLE	565,088	235,551	34,818	-	835,457
Other Accounts Payable [1]					3,677,990
Total Accounts Payable					4,513,447

[1] Other A/P includes items such as: GRIR, Credit Card Clearing, and manual A/P adjustments

Status of Postpetition Taxes

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				
2. FICA-EMPLOYEE				
3. FICA-EMPLOYER				
4. UNEMPLOYMENT				
5. INCOME				
6. OTHER (ATTACHED LIST)	-	657,135	545,972	111,163
7. TOTAL FEDERAL TAXES	-	657,135	545,972	111,163
STATE AND LOCAL				
8. WITHHOLDING				
9. SALES				
10. EXCISE	-	1,258	-	1,258
11. UNEMPLOYMENT				
12. REAL PROPERTY [1]	-	13,157	155,645	3,552
13. PERSONAL PROPERTY [1]	-	8,361	119,737	1,043
14. OTHER (ATTACH LIST)				
15. TOTAL STATE & LOCAL	-	22,775	275,382	5,853
16. TOTAL TAXES	-	679,910	821,354	117,016

[1] The Amount Withheld and Accrued represents the property taxes accrued for the portion of November after 11/8/2016, the amount paid column represents tax payments that were made in November to cover the yearly rent resulting in a prepaid rent position for most properties. The Tax Liability column represents the amount accrued after 11/8/2016 for properties on which taxes have yet to be paid.

Monthly Operating Report ACCRUAL BASIS-5 CASE NAME: CASE NUMBER: MONTH: November 2016 BANK RECONCILIATIONS Account #1 Account #2 Account #3 A. BANK: B. ACCOUNT NUMBER: TOTAL C. PURPOSE (TYPE): 1. BALANCE PER BANK STATEMENT $0 2. ADD: TOTAL DEPOSITS NOT CREDITED $0 3. SUBTRACT: OUTSTANDING CHECKS $0 4. OTHER RECONCILING ITEMS $0 5. MONTH END BALANCE PER BOOKS $0 $0 $0 $0 6. NUMBER OF LAST CHECK WRITTEN INVESTMENT ACCOUNTS DATE OF TYPE OF PURCHASE CURRENT BANK, ACCOUNT NAME & NUMBER PURCHASE INSTRUMENT PRICE VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS $0 $0 CASH 12. CURRENCY ON HAND $0 13. TOTAL CASH - END OF MONTH $0 See Attached Rider Erickson Incorporated, et al. 16-34393

Erickson Incorporated, et al.
Case Number: 16-34393
Bank Reconciliations

Monthly Operating Report
Accrual Basis-5
11/30/2016

Month End - October 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)	0235	2897			0245	0252			
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	1,550,599	-		1,550,599	243,525			243,525	1,794,124
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	(438,543)	(52,873)		(491,417)	(270,142)	1,446		(268,696)	(760,112)
4. OTHER RECONCILING ITEMS	13,570	52,873	13,469	79,913	317,091	(1,446)	4,349	319,994	399,907
5. MONTH END BALANCE PER BOOKS	1,125,626	-	13,469	1,139,095	290,475	-	4,349	294,824	1,433,919
6. NUMBER OF LAST CHEK WRITTEN	86034	51849			217131	010922			

Month End - November 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)	0235	2897			0245	0252			
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	3,187,894	-		3,187,894	198,888	-		198,888	3,386,782
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	97,252	(38,233)		59,019	(25,643)	(1,446)		(27,089)	31,931
4. OTHER RECONCILING ITEMS	23,739	38,233	13,469	75,441	4,766	1,446	4,349	10,561	86,002
5. MONTH END BALANCE PER BOOKS	3,308,885	-	13,469	3,322,354	178,011	-	4,349	182,360	3,504,714
6. NUMBER OF LAST CHEK WRITTEN	86556	51873			217520	010922

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	Erickson Incorporated, et al.
CASE NUMBER:	16-34393

MONTH: November 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS [1]			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Johnson, Glenn	BoD Expenses	$554	$554
2. Scott, Gary	BoD Expenses	$735	$735
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$1,290	$1,290

[1] Note - ordinary wage, expense and benefit payments to employees deemed 'Insiders' are not reported in Accrual Basis-6.

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. NONE					
2.					
3.					
4.					
5.					
6. TOTAL PAYMENTS TO PROFESSIONALS			$0	$0	$0

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. See Attached Rider			
2.			
3.			
4.			
5.			
6. TOTAL	$1,350,776	$23,432,192	$1,305,380

Erickson Incorporated, et al.
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-6
11/30/2016

Postpetition Status of Secured Notes, Leases Payable and Adequate Protection Payments

	Name of Creditor	Scheduled Monthly Payments Due [1]	Amounts Paid During Month [2]	Total Unpaid Post Petition
1	EAGLE COPTERS MAINTENANCE LTD	18,000	-	18,000
2	EAGLE COPTERS MAINTENANCE LTD	18,000	-	18,000
3	HELIFLEET 2013-01, LLC N300EV	32,000	-	32,000
4	HELIFLEET 2013-01, LLC N367EV	25,000	-	25,000
5	HELIFLEET 2013-01, LLC N787SR	20,000	-	20,000
6	HELIFLEET 2013-01, LLC N814EH	9,000	-	9,000
7	HELIFLEET 2013-01, LLC N8227J	8,000	-	8,000
8	HELIFLEET 2013-01, LLC N366EV	31,000	-	31,000
9	HELIFLEET 2013-01, LLC N415EV	87,104	-	87,104
10	MILESTONE AVIATION ASSET HOLDING GROUP NO 1	68,500	-	68,500
11	MILESTONE AVIATION ASSET HOLDING GROUP NO 1	67,931	-	67,931
12	THE MILESTONE AVIATION GROUP LIMITED	290,245	-	290,245
13	SQN HELO, LLC	48,885	-	48,885
14	SQN HELO, LLC	56,217	-	56,217
15	SQN HELO, LLC	51,811	-	51,811
16	SQN HELO, LLC	51,811	-	51,811
17	SQN HELO, LLC	39,960	-	39,960
18	ITC LEASING N708H	60,417	-	60,417
19	ITC LEASING N745H	15,019	-	15,019
20	ITC LEASING N746H	30,576	-	30,576
21	SENTRY AIRCRAFT LEASING 8 105 EV	27,362	-	27,362
22	SENTRY AIRCRAFT LEASING #171CJ	26,931	-	26,931
23	SENTRY CAPITAL CORP #368EV	70,653	-	70,653
24	SENTRY CAPITAL CORP #393AL	27,477	-	27,477
25	SENTRY AIRCRAFT LEASING #N437CA	32,915	-	32,915
26	SENTRY AIRCRAFT LEASING #N502FS	29,330	-	29,330
27	VARIANT AIRCRAFT FUND 28198 LLC	47,855	-	47,855
28	AMERICAN MULTIPLEX LLC	1,150	-	1,150
29	KING ISLAND NATIVE CORPORATION	2,200	-	2,200
30	MUNICIPALITY OF ANCHORAGE	1,912	-	1,912
31	PARK PLAZA II APARTMENTS			
32	ROGERS PARK	900	-	900
33	BURRILL REAL ESTATE INC			
34	JACKSON COUNTY AIRPORT AUTHORITY	2,181	-	2,181
35	JACKSON COUNTY AIRPORT AUTHORITY	434	-	434
36	SRI EIGHT MACADAM LLC			
37	WEST CASCADE PROPERTIES			
38	WESTERN EQUIPMENT FINANCE			
39	ACME SUITES/AYALA PROPERTIES LLC	2,000	1,467	533
40	ROBERT F GREENWELL CO LLP	43,929		
41	SMITH RANCHES			
42	T&D FAMILY TRUST (TIM & DENISE SMITH)			
43	J&H CP, LLC			
44	ENTERPRISE FM TRUST	4,072		4,072
45	WELLS FARGO REVOLVER [3]		23,430,726	
	Total	1,350,776	23,432,192	1,305,380

[1] Amounts scheduled reflect November Rent payments for the full month and have not been prorated to reflect solely postpetition amounts.

[2] Payments on post petition rent/leases in November.

[3] The Pre-Petition ABL Loan reflects both post-petition payments from collection of receivables as well as the First Lien Repayment as described in the final DIP Order [Docket No. 133, entered on 12/2/2016]. As the pre-petition facility continues to collect proceeds and pay down its principal balance, the DIP Revolving Facility allows the Debtors to advance funds on a post-petition basis. Please reference the final DIP Order [Docket No. 133] for further information.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	Erickson Incorporated, et al.
CASE NUMBER:	16-34393

MONTH: November 2016

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	x	
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	x	
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	x	
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	x	
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	x	
12. ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. Company continues to transact with wholly and partially owned subsidiaries of Erickson Incorporated in the normal course of operations.
4. Court approved first day motion payments made as well as court approved professional fees.
5. The Debtor-in-Possession Financing.
8. 3100 Willow Springs Drive - Lessor J&H LLC paid 7/1/16 through 6/30/17 property taxes on our behalf. Payment to J&H outstanding.
11. Payroll taxes related to prepetition hours worked as well as payment of property taxes related to 7/1/16 to 6/30/17 tax cycle.
12. Certain prepetition severance amounts have not been paid postpetition.

INSURANCE

	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x	
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x	
3. PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Auto	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $31,097, 9 Monthly payments - $10,370
Domestic Workers Comp	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $174,507, 3 Quarterly payments - $144,475
Foreign Workers Comp	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $129,907, 3 Quarterly payments - $129,906
Defense Bases Act Work Comp	Willis - FlatIron Financing	4/1/16 - 3/30/17	Downpayment - $209,467 to Willis of Oregon - 10 monthly payments of $49,704
Property and Package Insurance	Willis - FlatIron Financing	4/1/16 - 3/30/17	Included above
Executive Risk Insurance	Willis - FlatIron Financing	4/1/16 - 3/30/17	Included above
Aviation Insurance	Willis of New York	7/1/16 - 6/30/17	Downpayment - $907,454, 3 Quarterly payments - $864,009
Marine Policy	Willis of New York	7/1/16 - 6/30/17	Quarterly - $40,750
Excess Policy	Willis of New York	7/1/16 - 6/30/17	Semi - Annual - $53,186
Political Risk Insurance	Willis	8/1/16 - 7/31/16	Quarterly - Approx. $9,00
Financing Fee	Willis of New York	7/1/16 - 6/30/17	Quarterly - $93,149
Aircraft Hull and Liability	Willis of Canada	7/1/16 - 6/30/17	Quarterly $62,157